Exhibit 4.36

CONFIDENTIAL	EXECUTION VERSION

SPIRE MISSOURI INC.

TO

REGIONS BANK

Trustee

Fortieth Supplemental Indenture

Dated as of May 1, 2025

$90,000,000 4.88% First Mortgage Bonds due September 15, 2030

$60,000,000 5.12% First Mortgage Bonds due September 15, 2032

i

SECTION 8.1 Provisions Required by Trust Indenture Act of 1939 to Control	42
SECTION 8.2 Acceptance of Trust	42
SECTION 8.3 This Indenture Part of Original Indenture	42
SECTION 8.4 Execution in Any Number of Counterparts	42
SECTION 8.5 Date of Execution	43
SECTION 8.6 WAIVER OF JURY TRIAL	43

FORTIETH SUPPLEMENTAL INDENTURE, dated as of the 1st day of May, 2025 between SPIRE MISSOURI INC. (f/k/a Laclede Gas Company), a corporation duly organized and existing under the laws of the State of Missouri, having its principal place of business at 700 Market Street, St. Louis, Missouri 63101, hereinafter sometimes called the “Company,” party of the first part, and REGIONS BANK, a corporation organized under the laws of the State of Alabama, and having a principal place of business and corporate trust office at 8182 Maryland Ave., 12th Floor, Clayton, Missouri 63105, as trustee (in such capacity, the “Trustee,”) party of the second part.

WHEREAS, there have heretofore been duly executed and delivered the following four indentures between the Company and Mississippi Valley Trust Company, to-wit:

(a) An indenture of mortgage and deed of trust, hereinafter sometimes called the “Original Indenture,” dated as of February 1, 1945, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 6324 at Page 93 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 2078 at Page 12 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 294 at Page 399 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 480 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 551 at Page 593 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 198 at Page 629 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 1 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 224 at Page 451 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 503 at Page 606 and is filed in the office of the Secretary of State of Missouri under filing number 26,557 and is filed in the office of the Secretary of State of Missouri pursuant to R.S.Mo. 443.451 under filing number 2590088; and

(b) A supplemental indenture, hereinafter sometimes called the “First Supplemental Indenture,” dated as of December 1, 1946, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 6562 at Page 528, and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 2268 at Page 273; and

(c) A supplemental indenture, hereinafter sometimes called the “Second Supplemental Indenture,” dated as of March 15, 1948, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 6687 at Page 467, and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 2327 at Page 357; and

(d) A supplemental indenture, hereinafter sometimes called the “Third Supplemental Indenture,” dated as of April 1, 1951, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 7079 at Page 125 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 2869 at Page 275; and

WHEREAS, there have been heretofore duly executed and delivered four indentures between the Company and Mercantile Trust Company, to-wit:

(a) A supplemental indenture, hereinafter sometimes called the “Fourth Supplemental Indenture,” dated as of December 1, 1954, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 7458 at Page 400 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 3342 at Page 34 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 294 at Page 477 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 574 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 1 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 198 at Page 721 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 183 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 224 at Page 632 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 1 and is filed in the office of the Secretary of State of Missouri under filing number 26,558; and

(b) A supplemental indenture, hereinafter sometimes called the “Fifth Supplemental Indenture,” dated as of May 1, 1957, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 7731 at Page 152 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 3766 at Page 1 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 294 at Page 494 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 611 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 38 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 199 at Page 1 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 220 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 226 at Page 1 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 38 and is filed in the office of the Secretary of State of Missouri under filing number 26,559; and

(c) A supplemental indenture, hereinafter sometimes called the “Sixth Supplemental Indenture,” dated as of July 1, 1960, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 8087 at Page 55 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 4348 at Page 1 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 294 at Page 535 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 651 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 78 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 199 at Page 22 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 260 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 226 at Page 42 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 62 and is filed in the office of the Secretary of State of Missouri under filing number 26,560; and

(d) A supplemental indenture, hereinafter sometimes called the “Seventh Supplemental Indenture,” dated as of June 1, 1964, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 8506 at Page 215 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 5410 at Page 399 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 342 at Page 2 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 697 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 124 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 199 at Page 46 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 306 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 226 at Page 89 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 90 and is filed in the office of the Secretary of State of Missouri under filing number 26,561; and

WHEREAS, there have been heretofore duly executed and delivered eight indentures between the Company and Mercantile Trust Company National Association, to-wit:

(a) A supplemental indenture, hereinafter sometimes called the “Eighth Supplemental Indenture,” dated as of April 15, 1966, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 8678 at Page 1 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 5949 at Page 450 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 361 at Page 148 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 746 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 172 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 199 at Page 71 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 354 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 226 at Page 138 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 118 and is filed in the office of the Secretary of State of Missouri under filing number 28,645; and

(b) A supplemental indenture, hereinafter sometimes called the “Ninth Supplemental Indenture,” dated as of May 1, 1968, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 8834 at Page 213 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 6323 at Page 1904 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 389 at Page 888 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 498 at Page 408 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 790 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 216 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 199 at Page 94 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 398 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 226 at Page 183 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 145 and is filed in the office of the Secretary of State of Missouri under filing number 87,403; and

(c) A supplemental indenture, hereinafter sometimes called the “Tenth Supplemental Indenture,” dated as of May 15, 1970, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 8988 at Page 52 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 6456 at Page 132 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 396 at Page 560 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 554 at Page 79 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 829 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 255 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 199 at Page 114 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 436 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 226 at Page 223 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 168 and is filed in the office of the Secretary of State of Missouri under filing number 154,857; and

(d) A supplemental indenture, hereinafter sometimes called the “Eleventh Supplemental Indenture,” dated as of March 15, 1972, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 9133 at Page 4 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 6577 at Page 1993 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 401 at Page 706 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 620 at Page 157 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 435 at Page 23 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 199 at Page 210 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 640 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 226 at Page 282 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 78 at Page 1 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 265 and is filed in the office of the Secretary of State of Missouri under filing number 234,221; and

(e) A supplemental indenture, hereinafter sometimes called the “Twelfth Supplemental Indenture,” dated as of March 15, 1974, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 40M at Page 1 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 6721 at Page 91 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 407 at Page 888 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 677 at Page 1445 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 465 at Page 976 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 210 at Page 255 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 598 at Page 683 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 237 at Page 1 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 84 at Page 117 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 535 at Page 540 and in the office of the Recorder of Deeds of Beckham County, Oklahoma, in Book 127 at Page 149 and in the office of the County Clerk of Wheeler County, Texas, in Trust Vol. 58 at Page 731 and is filed in the office of the Secretary of State of Missouri under filing number 333,360; and

(f) A supplemental indenture, hereinafter sometimes called the “Thirteenth Supplemental Indenture,” dated as of June 1, 1975, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 70M at Page 2061 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 6796 at Page 1447 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 411 at Page 9 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 704 at Page 1739 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 481 at Page 292 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 124 at Page 225 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 624 at Page 359 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 242 at Page 234 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 86 at Pages 483-532 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 547 at Page 300 and in the office of the Recorder of Deeds of Beckham County, Oklahoma, in Book 130 at Page 416 and in the office of the County Clerk of Wheeler County, Texas, in Trust Vol. 59 at Page 649 and in the office of the Clerk of Court for Sabine Parish, Louisiana, under Registry No. 227328 in Mtg. Book 108 at Page 478 and in the office of the Clerk of Court for DeSoto Parish, Louisiana, under Registry No. 378628 in Mtg. Book 115 at Page 803 and in the office of the Clerk of Court for

St. Mary Parish, Louisiana, under Registry No. 124894 in Mtg. Book 343 at Page 293 and in the office of the Clerk of Court for Red River Parish, Louisiana, under Registry No. 128419 in Mtg. Book 75 at Page 546 and is filed in the office of the Secretary of State of Missouri under filing number 397,857; and

(g) A supplemental indenture, hereinafter sometimes called the “Fourteenth Supplemental Indenture,” dated as of October 26, 1976, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 108M at Page 131 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 6907 at Page 1970 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 416 at Page 192 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 745 at Page 40 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 507 at Page 669 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 241 at Page 279 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 654 at Page 132 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 248 at Page 795 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 89 at Pages 694-700 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 565 at Page 57 and in the office of the Recorder of Deeds of Beckham County, Oklahoma, in Book 315 at Page 146 and in the office of the County Clerk of Wheeler County, Texas, in the Deed Records Vol. 260 at Page 991 and in the office of the Clerk of Court for Sabine Parish, Louisiana, under Registry No. 233001 in Mtg. Book 114 at Page 208 and in the office of the Clerk of Court for DeSoto Parish, Louisiana, under Registry No. 389929 in Mtg. Book 122 at Page 15 and in the office of the Clerk of Court for St. Mary Parish, Louisiana, under Registry No. 129850 in Mtg. Book 360 at Page 593 and in the office of the Clerk of Court for Red River Parish, Louisiana, under Registry No. 131795 in Mtg. Book 79 at Page 21 and is filed in the office of the Secretary of State of Missouri under filing number 479,397 and is filed in the office of the Secretary of State of Missouri pursuant to R.S.Mo. 443.451 under filing number 2590089; and

(h) A supplemental indenture, hereinafter sometimes called the “Fifteenth Supplemental Indenture,” dated as of July 15, 1979, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 202M at Page 1288 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 7181 at Page 23 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 430 at Page 273 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 846 at Page 880 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 580 at Page 278 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 285 at Page 93 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 722 at Page 57 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 262 at Pages 709-770 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 98 at Pages 720-781 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 597 at Page 661 and in the office of the County Clerk of Beckham County, Oklahoma, in Misc. Record Book 385 at Page 230 and in the office of the County Clerk of Roger Mills County, Oklahoma, in Book 273 at Pages 54-116 and in the office of the County Clerk of Blaine County, Oklahoma, in Book 325 Misc. Page 1 and in the office of the County Clerk of Wheeler County, Texas, in Deed of Trust Records, Vol. 64 at Page 707 and in the office of the County Clerk of Lipscomb County, Texas, in the Deed of Trust Records, Vol. 196 at Page 607 and in the office of the County Clerk of Roberts County, Texas, in the Deed of Trust Records, Vol. 30 at Page 45 and in the office of the County

Clerk of Hemphill County, Texas, in the Deed of Trust Records, Vol. 59 at Page 428 and in the office of the Clerk of the Court for St. Mary Parish, Louisiana, under Registry No. 141319 in Mtg. Book 402 at Page 2 and in the office of the Clerk of the Court for the DeSoto Parish, Louisiana, under Registry No. 417237 in Mtg. Book 136 at Page 524 and in the office of the Clerk of the Court for Sabine Parish, Louisiana, under Registry No. 246026 in Mtg. Book 128 at Page 86 and in the office of the Clerk of the Court for Red River Parish, Louisiana, under Registry No. 141470 in Mtg. Book 87 at Page 619 and in the office of the Clerk of the Court for Terrebonne Parish, Louisiana, under Registry No. 602396 and is filed in the office of the Secretary of State of Missouri under Document Number 667303; and

WHEREAS, there have been heretofore duly executed and delivered two indentures between the Company and Mercantile Bank National Association, to-wit:

(a) A supplemental indenture, hereinafter sometimes called the “Sixteenth Supplemental Indenture,” dated as of May 1, 1986, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book M-529 at Page 655 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 7902 at Page 1138 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 573 at Page 2 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 1080 at Page 1577 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 197 at Page 1 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 407 at Page 137 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 894 at Page 138 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 293 at Page 797 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 116 at Page 589 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 669 at Page 228 and in the office of the County Clerk of Roger Mills County, Oklahoma, in Book 807 at Page 120 and in the office of the County Clerk of Wheeler County, Texas, in Deed of Trust Records, Vol. 91 at Page 191, and in Deed Records, Vol. 348 at Page 69 and in the office of the Secretary of State of Texas under Document Number 131214 and is filed in the office of the Secretary of State of Missouri under Document Number 1322775; and

(b) A supplemental indenture, hereinafter sometimes called the “Seventeenth Supplemental Indenture,” dated as of May 15, 1988, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book M-669 at Page 258 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 8315 at Page 902 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 676 at Page 449 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 1212 at Page 1948 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 396 at Page 1987 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 459 at Page 289 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 962 at Page 8 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 303 at Page 527 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 123 at Page 243 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 691 at Page 620 and in the office of the County Clerk of Roger Mills County, Oklahoma, in Book 973 at Page 1 and in the office of the County Clerk of Wheeler County, Texas, in Deed of Trust Records, Vol. 91 at Page 234, and in Deed Records, Vol. 369 at Page 386 and in the office of the Secretary of State of Texas under Document Number 86131214 and is filed in the office of the Secretary of State of Missouri under Document Number 1596374 and is filed in the office of the Secretary of State of Missouri pursuant to R.S.Mo. 443.451 under filing number 2590090; and

WHEREAS, there have been heretofore duly executed and delivered five indentures between the Company and Mercantile Bank of St. Louis National Association, to-wit:

(a) A supplemental indenture, hereinafter sometimes called the “Eighteenth Supplemental Indenture,” dated as of November 15, 1989, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 762M at Page 1126 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 8646 at Page 2196 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 748 at Page 17 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 1294 at Page 631 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 442 at Page 14 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 498 at Page 13 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 1012 at Page 36 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 311 at Page 503 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 127 at Page 682 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 709 at Page 78 and in the office of the County Clerk of Roger Mills County, Oklahoma, in Book 1094 at Page 263 and in the office of the County Clerk of Wheeler County, Texas, in Deed of Trust Records, Vol. 93 at Page 630 and in the office of the Secretary of State of Texas under Document Number 252980 and is filed in the office of the Secretary of State of Missouri under Document Number 1798065 and is filed in the office of the Secretary of State of Missouri pursuant to R.S.Mo. 443.451 under filing number 2590091; and

(b) A supplemental indenture, hereinafter sometimes called the “Nineteenth Supplemental Indenture,” dated as of May 15, 1991, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 848 at Page 716 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 8983 at Page 1095 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 821 at Page 79 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 1370 at Page 1846 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 483 at Page 1909 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 541 at Page 82 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 1060 at Page 253 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 319 at Page 355 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 132 at Page 44 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 725 at Page 442 and in the office of the County Clerk of Roger Mills County, Oklahoma, in Book 1213 at Page 105, UCC Filing No. 135, and in the office of the County Clerk of Oklahoma County, Oklahoma, UCC Filing No. 023021, and in the office of the County Clerk of Wheeler County, Texas, in Deed of Trust Records, Vol. 96 at Page 96 and in Deed Records, Book 399 at Page 254, and in the office of the Secretary of State of Texas under Document Number 088153 and is filed in the office of the Secretary of State of Missouri under Document Number 1999268 and is filed in the office of the Secretary of State of Missouri pursuant to R.S.Mo. 443.451 under filing number 2590092; and

(c) A supplemental indenture, hereinafter sometimes called the “Twentieth Supplemental Indenture,” dated as of November 1, 1992, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book M945 at Page 1068 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 9494 at Page 423 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 937 at Page 144 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 1491 at Page 1289 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 543 at Page 2135 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 594 at Page 10 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 1121 at Page 458 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 326 at Page 888 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 137 at Page 166 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 747 at Page 72 and in the office of the Recorder of Deeds of Franklin County, Missouri, in Book 712 at Page 889 and in the office of the County Clerk of Roger Mills County, Oklahoma, in Book 1303 at Page 39, UCC Filing No. 296, and in the office of the County Clerk of Oklahoma County, Oklahoma, UCC Filing No. 056514, and in the office of the County Clerk of Wheeler County, Texas, in Deed of Trust Records, Book 98 at Page 88 and in Deed Records, Book 409 at Page 589, and in the office of the Secretary of State of Texas under Document Number 212435 and is filed in the office of the Secretary of State of Missouri under Document Number 2188520 and is filed in the office of the Secretary of State of Missouri pursuant to R.S.Mo. 443.451 under filing number 2590093; and

(d) A supplemental indenture, hereinafter sometimes called the “Twenty-First Supplemental Indenture,” dated as of May 1, 1993, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book M982 at Page 0356 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 9701 at Page 797 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 979 at Page 722 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 1542 at Page 1449 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 567 at Page 2217 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 610 at Page 136 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 1142 at Page 84 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 328 at Page 508 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 139 at Page 361 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 753 at Page 328 and in the office of the Recorder of Deeds of Franklin County, Missouri, in Book 743 at Page 638 and in the office of the County Clerk of Roger Mills County, Oklahoma, in Book 1337 at Page 10, UCC Filing No. 109, and in the office of the County Clerk of Oklahoma County, Oklahoma, UCC Filing No. 023874 and in the office of the County Clerk of Wheeler County, Texas, in Deed of Trust Records, Book 98 at Page 804 and in Deed Records, Book 413 at Page 387, and in the office of the Secretary of State of Texas under Document No. 086970 and is filed in the office of the Secretary of State of Missouri under Document No. 2259648 and is filed in the office of the Secretary of State of Missouri pursuant to R.S.Mo. 443.451 under filing number 2590094; and

(e) A supplemental indenture, hereinafter sometimes called the “Twenty-Second Supplemental Indenture,” dated as of November 15, 1995, which is filed in the office of the Secretary of State of Missouri pursuant to R.S.Mo. 443.451 under filing number 2604323; and

WHEREAS, there have been heretofore duly executed and delivered three indentures between the Company and State Street Bank and Trust Company of Missouri, N.A., to-wit:

(a) A supplemental indenture, hereinafter sometimes called the “Twenty-Third Supplemental Indenture,” dated as of October 15, 1997, which is filed in the office of the Secretary of State of Missouri pursuant to R.S.Mo. 443.451 under filing number 2841222; and

(b) A supplemental indenture, hereinafter sometimes called the “Twenty-Fourth Supplemental Indenture,” dated as of June 1, 1999, which is filed in the office of the Secretary of State of Missouri pursuant to R.S.Mo. 443.451 under filing number 3039096; and

(c) A supplemental indenture, hereinafter sometimes called the “Twenty-Fifth Supplemental Indenture,” dated as of September 15, 2000, which is filed in the office of the Secretary of the State of Missouri pursuant to R.S.Mo. 443.451 under filing number 4088953; and

WHEREAS, there have been heretofore duly executed and delivered twelve supplemental indentures between the Company and UMB Bank & Trust, N.A., to-wit:

(a) A supplemental indenture, hereinafter sometimes called the “Twenty-Sixth Supplemental Indenture,” dated as of June 15, 2001, which is filed in the office of the Secretary of State of the State of Missouri pursuant to R.S.Mo. 443.451 under filing number 4178825; and

(b) A supplemental indenture, hereinafter sometimes called the “Twenty-Seventh Supplemental Indenture,” dated as of April 15, 2004, which is filed in the office of the Secretary of State of the State of Missouri pursuant to R.S.Mo. 443.451 under filing number 20040045002J; and

(c) A supplemental indenture, hereinafter sometimes called the “Twenty-Eighth Supplemental Indenture,” dated as of April 15, 2004, which is filed in the office of the Secretary of State of the State of Missouri pursuant to R.S.Mo. 443.451 under filing number 20040045001H; and

(d) A supplemental indenture, hereinafter sometimes called the “Twenty-Ninth Supplemental Indenture,” dated as of June 1, 2006, which is filed in the office of the Secretary of State of the State of Missouri pursuant to R.S.Mo. 443.451 under filing number 20060063448E; and

(e) A supplemental indenture, hereafter sometimes called the “Thirtieth Supplemental Indenture,” dated as of September 15, 2008, which is filed in the office of the Secretary of State of the State of Missouri pursuant to R.S.Mo. 443.451 under filing number 20080102574M; and

(f) A supplemental indenture, hereafter sometimes called the “Thirty-First Supplemental Indenture,” dated as of March 15, 2013, which is filed in the office of the Secretary of State of the State of Missouri pursuant to R.S.Mo. 443.451 under filing number 1303141991416;

(g) A supplemental indenture, hereafter sometimes called the “Thirty-Second Supplemental Indenture,” dated as of August 13, 2013, which is filed in the office of the Secretary of State of the State of Missouri pursuant to R.S.Mo. 443.451 under filing number 1308132671740;

(h) A supplemental indenture, hereafter sometimes called the “Thirty-Third Supplemental Indenture,” dated as of September, 15, 2017, which is filed in the office of the Secretary of State of the State of Missouri pursuant to R.S.Mo. 443.451 under filing number 1709159358989;

(i) A supplemental indenture, hereafter sometimes called the “Thirty-Fourth Supplemental Indenture,” dated as of November 12, 2019, which is filed in the office of the Secretary of State of the State of Missouri pursuant to R.S.Mo. 443.451 under financing statement number 1911123808769;

(j) A supplemental indenture, hereafter sometimes called the “Thirty-Fifth Supplemental Indenture,” dated as of May 20, 2021, which is filed in the office of the Secretary of State of the State of Missouri pursuant to R S Mo. 443.451 under financing statement number 202105190002863383;

(k) A supplemental indenture, hereafter sometimes called the “Thirty-Sixth Supplemental Indenture,” dated as of December 7, 2021, which is filed in the office of the Secretary of State of the State of Missouri pursuant to R S Mo. 443.451 under financing statement number 20211206001526230;

(l) A supplemental indenture, hereafter sometimes called the “Thirty-Seventh Supplemental Indenture,” dated as of May 2, 2022, which is filed in the office of the Secretary of State of the State of Missouri pursuant to R.S.Mo. 443.451 under financing statement number 20220502002248727; and

WHEREAS, there has been heretofore duly executed and delivered two supplemental indentures between the Company and Regions Bank, to-wit:

(a) A supplemental indenture, hereafter sometimes called the “Thirty-Eighth Supplemental Indenture,” dated as of February 13, 2023, which is filed in the office of the Secretary of State of the State of Missouri pursuant to R.S.Mo. 443.451 under financing statement number 20230210001163133; and

(b) A supplemental indenture, hereafter sometimes called the “Thirty-Ninth Supplemental Indenture,” dated as of August 13, 2024, which is filed in the office of the Secretary of State of the State of Missouri pursuant to R.S.Mo. 443.451 under financing statement number 20240813000976395; and

WHEREAS, the Company is the same corporation as is designated in the Original and First and Second Supplemental Indentures as The Laclede Gas Light Company, which was the Company’s corporate name, and the same corporation as is designated in the Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth, Twenty-First, Twenty-Second, Twenty-Third, Twenty-Fourth, Twenty-Fifth, Twenty-Sixth, Twenty-Seventh, Twenty-Eighth, Twenty-Ninth, Thirtieth, Thirty-First, Thirty-Second Supplemental Indentures as the Laclede Gas Company, which was the Company’s corporate name, but before the date of the Thirty-Third Supplemental Indenture, the Company’s corporate name was duly changed to, and now is, Spire Missouri Inc.; and

WHEREAS, Regions Bank, the party of the second part to this Fortieth Supplemental Indenture, is the present Trustee under the Original Indenture, being the successor to UMB Bank & Trust, N.A., which was the successor to State Street Bank and Trust Company of Missouri, N.A., which was the successor to Mercantile Bank of St. Louis National Association (from which State Street Bank and Trust Company of Missouri, N.A., acquired certain corporate trust assets), which was the successor to Mercantile Bank National Association, which was the successor to Mercantile Trust Company National Association, which was the successor to Mercantile Trust Company (which in turn was the corporation resulting from a consolidation on August 31, 1951, to which Mississippi Valley Trust Company, the original Trustee, was a party); and

WHEREAS, there are now outstanding under the Twenty-Fourth Supplemental Indenture, First Mortgage Bonds of the 7.00% Series due June 1, 2029; under the Twenty-Fifth Supplemental Indenture, First Mortgage Bonds of the 7.90% Series due September 15, 2030; under the Twenty-Eighth Supplemental Indenture, First Mortgage Bonds of the 6.00% Series due May 1, 2034; under the Twenty-Ninth Supplemental Indenture, First Mortgage Bonds of the 6.15% Series due June 1, 2036; under the Thirty-First Supplemental Indenture, First Mortgage Bonds of the 3.40% Series due March 15, 2028; under the Thirty-Second Supplemental Indenture, First Mortgage Bonds of the 4.625% Series due August 15, 2043; under the Thirty-Third Supplemental Indenture, First Mortgage Bonds of the 3.68% Series due September 15, 2032, First Mortgage Bonds of the 4.23% Series due September 15, 2047 and First Mortgage Bonds of the 4.38% Series due September 15, 2057; under the Thirty-Fourth Supplemental Indenture, First Mortgage Bonds of the 2.840% Series due November 15, 2029; under the Thirty-Fifth Supplement Indenture, First Mortgage Bonds of the 3.300% Series due June 1, 2051; under the Thirty-Eighth Supplemental Indenture, First Mortgage Bonds of the 4.800% Series due February 15, 2033; and under the Thirty-Ninth Supplemental Indenture, First Mortgage Bonds of the 5.150% Series due August 15, 2034, but all bonds of the twenty-five series provided for respectively by the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth, Twenty-First, Twenty-Second, Twenty-Third, Twenty-Sixth, Twenty-Seventh and Thirtieth Supplemental Indentures, the First Mortgage Bonds of the 3.0% Series issued under the Thirty-First Supplemental Indenture, the First Mortgage Bonds of the 2.000% Series issued under the Thirty-Second Supplemental Indenture, the First Mortgage Bonds of the 3.400% Series issued under the Thirty-Second Supplemental Indenture, the First Mortgage Bonds of the 3 1/2% Series issued under the Original Indenture, and the First Mortgage Bonds of the Floating Rate Series under the Thirty-Sixth Supplemental Indenture have ceased to be outstanding; and

WHEREAS, the Company desires to create two new series of bonds under the Mortgage to be designated as “First Mortgage Bonds, 4.88% Series due September 15, 2030” (hereinafter sometimes referred to as the “2030 Series”), for an aggregate principal amount of $90,000,000, and “First Mortgage Bonds, 5.12% Series due September 15, 2032” (hereinafter sometimes referred to as the “2032 Series”), for an aggregate principal amount of $60,000,000, in each case to be issued as fully registered bonds without coupons, the definitive bonds (certain of the provisions of which may be printed on the reverse side thereof) and the Trustee’s certificate of authentication thereof to be substantially in the following forms, respectively:

(FORM OF FULLY REGISTERED BOND OF THE 2030 SERIES)

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

SPIRE MISSOURI INC.

FIRST MORTGAGE BOND,

4.88% First Mortgage Bond due September 15, 2030

PPN Number: [ ]	May 1, 2025
No.____________	$________________

SPIRE MISSOURI INC., a corporation of the State of Missouri (hereinafter called “the Company”), for value received hereby promises to pay to _______________ or registered assigns, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at the option of the registered owner hereof at the office or agency of the Company in the City of St. Louis, State of Missouri, _____________________ Dollars on the 15th day of September, 2030 (or upon earlier redemption), by check or draft (or as otherwise provided herein) in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts, and to pay to the registered owner hereof by check or draft (or as otherwise provided herein) interest thereon from and including May 1, 2025 or from the fifteenth day of March or September next preceding the date of this bond to which date interest has been paid or duly provided for (or, if this bond is dated any date after the record date for any interest payment date and on or before such interest payment date, then from such interest payment date), at the rate of 4.88% per annum, in like coin or currency at either of said offices or agencies at the option of the registered owner hereof, on March 15 and September 15 in each year, beginning on September 15, 2025, until the Company’s obligation with respect to the payment of such principal shall have been discharged. If any interest payment date or any date of maturity or redemption of principal of this bond falls on a day that is not a Business Day (as defined below), principal and/or interest payable on such date will be paid on the succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such date to such succeeding Business Day. “Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required by law, regulation, or executive order to close in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri or on which the corporate trust office of the Trustee is closed for business. The interest so payable on any March 15 and September 15 will, subject to certain exceptions provided in the Mortgage hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the record date for the applicable interest payment date, which will be the close of business on the fifteenth (15th) calendar day next preceding such interest payment date (whether or not a Business Day). Notwithstanding the foregoing, so long as the holder of this bond is The Depository Trust Company (“DTC”) or a nominee thereof, such record date shall be the close of business on the Business Day next preceding such interest payment date and otherwise such payments of principal and interest will be made in accordance with the Blanket Issuer Letter of Representations dated May 10, 2021 between DTC and the Company (or such successor arrangement thereto). If a registered owner of an aggregate principal amount in excess of $250,000 of the bonds so requests, payments of principal and interest to that registered owner shall be made by electronic transfer to an account at a commercial bank or savings institution located in the continental United States designated in writing by such registered owner. Any such request must be made in writing to the Company and Regions Bank, as trustee (in such capacity, the “Trustee”) at least 10 days in advance of such payment and must specify the name and address of the receiving bank, its ABA routing number, and the account name and number to receive the electronic transfer.

This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds, 4.88% Series due September 15, 2030 (hereinafter referred to as the “2030 Series”), all bonds of all series issued and to be issued under and equally secured (except in so far as any sinking or other fund established in accordance with the provisions of the Mortgage hereinafter mentioned may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (hereinafter referred to as the “Original Indenture”) dated as of February 1, 1945, executed by the Company to Mississippi Valley Trust Company, which was succeeded through consolidation by Mercantile Trust Company, which was succeeded by Mercantile Trust Company National Association, which was succeeded by Mercantile Bank National Association, which was succeeded by Mercantile Bank of St. Louis National Association, which was succeeded by State Street Bank and Trust Company of Missouri, N.A., which was succeeded by UMB Bank & Trust, N.A., which in turn was succeeded by Regions Bank, as Trustee, and indentures supplemental thereto, including the Fortieth Supplemental Indenture thereto dated as of May 1, 2025 (hereinafter referred to as the “Fortieth Supplemental Indenture”), said Mortgage and Deed of Trust as supplemented being herein called the “Mortgage,” to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the owners of the bonds in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. Subject to the provisions of the next paragraph, with the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the owners of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by the affirmative vote of the owners of at least sixty-six and two-thirds percent (66 2/3%) in principal amount of the bonds affected by such modification or alteration (including the bonds of the 2030 Series, if so affected), then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company’s interest therein as provided in the Mortgage); provided that no such modification or alteration shall permit the extension of the maturity of the principal of this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest, or the creation of a lien on the mortgaged and pledged property ranking prior to or on a parity with the lien of the Mortgage or the deprivation of the owner hereof of a lien upon such property without the consent of the owner hereof, except that the owners of not less than seventy-five percent (75%) in principal amount of the bonds at any time outstanding under the Mortgage (including a like percent of the principal amount of the bonds of the 2030 Series, if any interest payment on bonds of the 2030 Series is to be affected) may consent on behalf of the owners of all bonds at any time outstanding to the postponement of any interest payment for a period not exceeding three years from its due date.

Each holder of this bond and every other bond of the 2030 Series, by its acquisition of an interest herein or therein, irrevocably (1) consents to the amendments of the Mortgage set forth in Section 7.1 of Article VII of the Fortieth Supplemental Indenture without any other or further action by any holder of such bonds, including without limitation to the amendment to the Mortgage regarding, among other things, various rights and duties of the Trustee, and (2) designates the Company, and its successors, as its proxy with irrevocable instructions to vote and deliver written consents on its behalf in favor of such amendments at any bondholder meeting, in any consent solicitation in lieu of any bondholder meeting or otherwise.

The bonds of the 2030 Series are redeemable, in whole or in part, upon the notice referred to below, and otherwise subject to the provisions of the Mortgage, prior to maturity pursuant to: (i) paragraph (B) of Section 13.06 of the Original Indenture (having reference to the taking of all the mortgaged property by eminent domain and certain comparable contingencies) at 100% of the principal amount thereof, together with accrued interest thereon to the date fixed for redemption; or (ii) pursuant to Section 3.2 of the Fortieth Supplemental Indenture at a redemption price equal to 100% of the principal amount to be redeemed plus the Make-Whole Amount (as defined in the Fortieth Supplemental Indenture) determined for the redemption date with respect to such principal amount, plus, in each case, accrued interest thereon to the date fixed for redemption without premium. The Company will give each holder of bonds of the 2030 Series written notice (with a copy to the Trustee) of each optional redemption under Section 3.2 of the Fortieth Supplemental Indenture not less than thirty (30) days and not more than sixty (60) days prior to the date fixed for such redemption. Each such notice shall specify such redemption date (which shall be a Business Day), the aggregate principal amount of the bonds to be redeemed on such date, the principal amount of each bond held by such holder to be redeemed (determined in accordance with Section 3.2 of the Fortieth Supplemental Indenture), and the interest to be paid on the redemption date with respect to such principal amount being redeemed, and, if applicable, shall be accompanied by a certificate of the chief financial officer, principal accounting officer, treasurer or controller of the Company (each a “Senior Financial Officer”) as to the estimated Make-Whole Amount due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation. Two Business Days prior to a redemption pursuant to clause (ii) above if such redemption is to occur prior to the Par Call Date (as defined in the Fortieth Supplemental Indenture), the Company shall deliver to each holder of bonds of the 2030 Series (with a copy to the Trustee) a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified redemption date. Except as set forth above, the bonds of the 2030 Series are not redeemable prior to September 15, 2030.

The principal hereof and the interest accrued hereon may be declared or may become due on the conditions, in the manner, and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

At the option of the registered owner, any bonds of the 2030 Series, upon surrender thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri, together with a written instrument of transfer in form approved by the Company duly executed by the registered owner or his duly authorized attorney, shall, subject to the provisions of Section 2.05 of the Original Indenture, be exchangeable for a like aggregate amount of fully registered bonds of the same series of other authorized denominations.

This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or in the City of St. Louis, upon surrender and cancellation of this bond and upon presentation of a written instrument of transfer, duly executed, with signature guaranteed by a signature guarantor that is a participant in a nationally recognized signature guaranty program, and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

No recourse shall be had for the payment of the principal of or of interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being released by the owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

Each holder of this bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 16 of the Bond Purchase Agreement dated as of April 21, 2025, between the Company and the purchasers of bonds listed in Schedule A thereto (the “Bond Purchase Agreement”) and (ii) made the representations set forth in Section 6.1 of the Bond Purchase Agreement.

This bond shall not become obligatory until the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, SPIRE MISSOURI INC. has caused this instrument to be signed in its name by its President or one of its Vice-Presidents, by his or her signature or a facsimile thereof, and a facsimile of its corporate seal to be imprinted hereon and attested by its Secretary or one of its Assistant Secretaries, by his or her signature or a facsimile thereof.

Dated	SPIRE MISSOURI INC.

By

ATTEST:

(FORM OF TRUSTEE’S CERTIFICATE)

This bond is one of the bonds, of the Series herein designated, provided for in the within-mentioned Mortgage.

REGIONS BANK

Trustee

By
Authorized Signatory

Date:

(FORM OF FULLY REGISTERED BOND OF THE 2032 SERIES)

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

SPIRE MISSOURI INC.

FIRST MORTGAGE BOND,

5.12% First Mortgage Bond due September 15, 2032

PPN Number: [ ]	May 1, 2025
No.____________	$_________________

SPIRE MISSOURI INC., a corporation of the State of Missouri (hereinafter called “the Company”), for value received hereby promises to pay to _______________ or registered assigns, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at the option of the registered owner hereof at the office or agency of the Company in the City of St. Louis, State of Missouri, _____________________ Dollars on the 15th day of September, 2032 (or upon earlier redemption), by check or draft (or as otherwise provided herein) in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts, and to pay to the registered owner hereof by check or draft (or as otherwise provided herein) interest thereon from and including May 1, 2025 or from the fifteenth day of March or September next preceding the date of this bond to which date interest has been paid or duly provided for (or, if this bond is dated any date after the record date for any interest payment date and on or before such interest payment date, then from such interest payment date), at the rate of 5.12% per annum, in like coin or currency at either of said offices or agencies at the option of the registered owner hereof, on March 15 and September 15 in each year, beginning on September 15, 2025, until the Company’s obligation with respect to the payment of such principal shall have been discharged. If any interest payment date or any date of maturity or redemption of principal of this bond falls on a day that is not a Business Day (as defined below), principal and/or interest payable on such date will be paid on the succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such date to such succeeding Business Day. “Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required by law, regulation, or executive order to close in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri or on which the corporate trust office of the Trustee is closed for business. The interest so payable on any March 15 and September 15 will, subject to certain exceptions provided in the Mortgage hereinafter mentioned, be paid to the person in whose name this bond is registered at the close of business on the record date for the applicable interest payment date, which will be the close of business on the fifteenth (15th) calendar day next preceding such interest payment date (whether or not a Business Day). Notwithstanding the foregoing, so long as the holder of this bond is The Depository Trust Company (“DTC”) or a nominee thereof, such record date shall be the close of business on the Business Day next preceding such interest payment date and otherwise such payments of principal and interest will be made in accordance with the Blanket Issuer Letter of Representations dated May 10, 2021 between DTC and the Company (or such successor arrangement thereto). If a registered owner of an aggregate principal amount in excess of $250,000 of the bonds so requests, payments of principal and interest to that registered owner shall be made by electronic transfer to an account at a commercial bank or savings institution located in the continental United States designated in writing by such registered owner. Any such request must be made in writing to the Company and Regions Bank, as trustee (in such capacity, the “Trustee”) at least 10 days in advance of such payment and must specify the name and address of the receiving bank, its ABA routing number, and the account name and number to receive the electronic transfer.

This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds, 5.12% Series due September 15, 2032 (hereinafter referred to as the “2032 Series”), all bonds of all series issued and to be issued under and equally secured (except in so far as any sinking or other fund established in accordance with the provisions of the Mortgage hereinafter mentioned may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (hereinafter referred to as the “Original Indenture”) dated as of February 1, 1945, executed by the Company to Mississippi Valley Trust Company, which was succeeded through consolidation by Mercantile Trust Company, which was succeeded by Mercantile Trust Company National Association, which was succeeded by Mercantile Bank National Association, which was succeeded by Mercantile Bank of St. Louis National Association, which was succeeded by State Street Bank and Trust Company of Missouri, N.A., which was succeeded by UMB Bank & Trust, N.A., which in turn was succeeded by Regions Bank, as Trustee, and indentures supplemental thereto, including the Fortieth Supplemental Indenture thereto dated as of May 1, 2025 (hereinafter referred to as the “Fortieth Supplemental Indenture”), said Mortgage and Deed of Trust as supplemented being herein called the “Mortgage,” to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the owners of the bonds in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. Subject to the provisions of the next paragraph, with the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the owners of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by the affirmative vote of the owners of at least sixty-six and two-thirds percent (66 2/3%) in principal amount of the bonds affected by such modification or alteration (including the bonds of the 2032 Series, if so affected), then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company’s interest therein as provided in the Mortgage); provided that no such modification or alteration shall permit the extension of the maturity of the principal of this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest, or the creation of a lien on the mortgaged and pledged property ranking prior to or on a parity with the lien of the Mortgage or the deprivation of the owner hereof of a lien upon such property without the consent of the owner hereof, except that the owners of not less than seventy-five percent (75%) in principal amount of the bonds at any time outstanding under the Mortgage (including a like percent of the principal amount of the bonds of the 2032 Series, if any interest payment on bonds of the 2032 Series is to be affected) may consent on behalf of the owners of all bonds at any time outstanding to the postponement of any interest payment for a period not exceeding three years from its due date.

Each holder of this bond and every other bond of the 2032 Series, by its acquisition of an interest herein or therein, irrevocably (1) consents to the amendments of the Mortgage set forth in Section 7.1 of Article VII of the Fortieth Supplemental Indenture without any other or further action by any holder of such bonds, including without limitation to the amendment to the Mortgage regarding, among other things, various rights and duties of the Trustee, and (2) designates the Company, and its successors, as its proxy with irrevocable instructions to vote and deliver written consents on its behalf in favor of such amendments at any bondholder meeting, in any consent solicitation in lieu of any bondholder meeting or otherwise.

The bonds of the 2032 Series are redeemable, in whole or in part, upon the notice referred to below, and otherwise subject to the provisions of the Mortgage, prior to maturity pursuant to: (i) paragraph (B) of Section 13.06 of the Original Indenture (having reference to the taking of all the mortgaged property by eminent domain and certain comparable contingencies) at 100% of the principal amount thereof, together with accrued interest thereon to the date fixed for redemption; or (ii) pursuant to Section 5.2 of the Fortieth Supplemental Indenture at a redemption price equal to 100% of the principal amount to be redeemed plus the Make-Whole Amount (as defined in the Fortieth Supplemental Indenture) determined for the redemption date with respect to such principal amount, plus, in each case, accrued interest thereon to the date fixed for redemption without premium. The Company will give each holder of bonds of the 2032 Series written notice (with a copy to the Trustee) of each optional redemption under Section 5.2 of the Fortieth Supplemental Indenture not less than thirty (30) days and not more than sixty (60) days prior to the date fixed for such redemption. Each such notice shall specify such redemption date (which shall be a Business Day), the aggregate principal amount of the bonds to be redeemed on such date, the principal amount of each bond held by such holder to be redeemed (determined in accordance with Section 5.2 of the Fortieth Supplemental Indenture), and the interest to be paid on the redemption date with respect to such principal amount being redeemed, and, if applicable, shall be accompanied by a certificate of the chief financial officer, principal accounting officer, treasurer or controller of the Company (each a “Senior Financial Officer”) as to the estimated Make-Whole Amount due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation. Two Business Days prior to a redemption pursuant to clause (ii) above if such redemption is to occur prior to the Par Call Date (as defined in the Fortieth Supplemental Indenture), the Company shall deliver to each holder of bonds of the 2032 Series (with a copy to the Trustee) a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified redemption date. Except as set forth above, the bonds of the 2032 Series are not redeemable prior to September 15, 2032.

The principal hereof and the interest accrued hereon may be declared or may become due on the conditions, in the manner, and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

At the option of the registered owner, any bonds of the 2032 Series, upon surrender thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri, together with a written instrument of transfer in form approved by the Company duly executed by the registered owner or his duly authorized attorney, shall, subject to the provisions of Section 2.05 of the Original Indenture, be exchangeable for a like aggregate amount of fully registered bonds of the same series of other authorized denominations.

This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or in the City of St. Louis, upon surrender and cancellation of this bond and upon presentation of a written instrument of transfer, duly executed, with signature guaranteed by a signature guarantor that is a participant in a nationally recognized signature guaranty program, and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

No recourse shall be had for the payment of the principal of or of interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being released by the owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

Each holder of this bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 16 of the Bond Purchase Agreement dated as of April 21, 2025, between the Company and the purchasers of bonds listed in Schedule A thereto (the “Bond Purchase Agreement”) and (ii) made the representations set forth in Section 6.1 of the Bond Purchase Agreement.

This bond shall not become obligatory until the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, SPIRE MISSOURI INC. has caused this instrument to be signed in its name by its President or one of its Vice-Presidents, by his or her signature or a facsimile thereof, and a facsimile of its corporate seal to be imprinted hereon and attested by its Secretary or one of its Assistant Secretaries, by his or her signature or a facsimile thereof.

Dated	SPIRE MISSOURI INC.

By

ATTEST:

(FORM OF TRUSTEE’S CERTIFICATE)

This bond is one of the bonds, of the Series herein designated, provided for in the within-mentioned Mortgage.

REGIONS BANK

Trustee

By
Authorized Signatory

and

WHEREAS, all conditions and requirements necessary to make this Fortieth Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

NOW, THEREFORE, THIS FORTIETH SUPPLEMENTAL INDENTURE WITNESSETH: That Spire Missouri Inc., in consideration of the premises and of one dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment both of the principal of and interest and premium, if any, on the bonds from time to time issued under the Mortgage, according to their tenor and effect and the performance of all the provisions of the Mortgage and of said bonds, hath granted, bargained and sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents doth grant, bargain and sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee, and to its successor or successors in said trust and its and their assigns forever, all the following described properties of the Company, that is to say:

All several parcels of real estate more particularly described in the Original Indenture as Parcels Nos. 1 to 14 inclusive, and in the First Supplemental Indenture as Parcels (a) to (i) inclusive, and the Third Supplemental Indenture as Parcels II to VI inclusive, and in the Fourth Supplemental Indenture in paragraphs II to VII inclusive, beginning on page 13 and extending to page 15 thereof, and in the Fifth Supplemental Indenture in paragraphs II to X inclusive, beginning on page 14 and extending to page 17 thereof, and in the Sixth Supplemental Indenture in paragraphs II to XI inclusive, beginning on page 14 and extending to page 21 thereof, and in the Seventh Supplemental Indenture in paragraphs II to XIII inclusive, beginning on page 16 and extending to page 24 thereof, and in the Eighth Supplemental Indenture in paragraphs II to VIII inclusive, beginning on page 16 and extending to page 19 thereof, and in the Ninth Supplemental Indenture in paragraphs II and III, beginning on page 11 and extending to page 12 thereof, and in the Tenth Supplemental Indenture in paragraphs II to VI inclusive, beginning on page 11 and extending to page 13 thereof, and in the Eleventh Supplemental Indenture in paragraphs II and III, beginning on page 13 and extending to page 16 thereof, and in the Twelfth Supplemental Indenture on page 15 thereof, and in the Thirteenth Supplemental Indenture beginning on page 16 and extending to page 24 thereof, and in the Fifteenth Supplemental Indenture beginning on page 15 and extending to page 39 thereof, and in the Sixteenth Supplemental Indenture beginning on page 16 and extending to page 17 thereof, and in the Seventeenth Supplemental Indenture beginning on page 17 and extending to page 19 thereof, and in the Eighteenth Supplemental Indenture beginning on page 15 and extending to page 16 thereof, and in the Nineteenth Supplemental Indenture beginning on page 16 and extending to page 17 thereof, and in the Twentieth Supplemental Indenture beginning on page 17 and extending to page 19 thereof, and in the Twenty-First Supplemental Indenture beginning on page 17 and extending to page 19 thereof, and in the Twenty-Second Supplemental Indenture beginning on page 10 and extending to page 11 thereof, and in the Twenty-Third Supplemental Indenture beginning on page 10 and extending to page 11 thereof, and in the Twenty-Fourth Supplemental Indenture beginning on page 10 and extending to page 11 thereof, and in the Twenty-Fifth Supplemental Indenture beginning on page 13 and extending to page 14 thereof, and in the Twenty-Sixth Supplemental Indenture beginning on page 13 and extending to page 15 thereof; and in the Twenty-Seventh Supplemental Indenture beginning on page 14 and extending to page 15 thereof, and in the Twenty-Eighth Supplemental Indenture beginning on page 14 and extending to page 15 thereof, and in the Twenty-Ninth Supplemental Indenture beginning on page 14 and extending to page 15 thereof, and in the Thirtieth Supplemental Indenture beginning on page 14 and extending to page 16 thereof, and in the Thirty-First Supplemental Indenture beginning on page 19 and extending to page 21 thereof, and in the Thirty-Second Supplemental Indenture beginning on page 26 and extending to page 28 thereof, and in the Thirty-Third Supplemental Indenture beginning on page 24 and extending to page 26 thereof, and in the Thirty-Fourth Supplemental Indenture beginning on page 16 and extending to page 18 thereof; except any parcel or part of such real estate heretofore released from the lien of the Mortgage, or to which the Company and the Trustee have heretofore disclaimed any right, title, or interest.

TOGETHER WITH all other property, whether real, personal or mixed (except any hereinafter expressly excepted), and whether now owned or hereafter acquired by the Company and wheresoever situated, including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in this Fortieth Supplemental Indenture) all real estate, lands, leases, leaseholds (except the last day of the term of any lease or leasehold), easements, licenses, permits, franchises, privileges, rights of way and other rights in or relating to real estate or the occupancy of lands, all rights of way and roads, all gas plants, gas containers, buildings and other structures and all offices, buildings and the contents thereof; all machinery, engines, boilers, gas machines, purifiers, scrubbers, retorts, tanks, pumps, regulators, meters, gas and mechanical appliances, conduits, gas or other pipes, gas mains and pipes, service pipes, fittings, valves and connections, tools, implements, apparatus, supplies, furniture and chattels; all federal, state, municipal and other franchises, privileges and permits; all lines for the distribution of gas for any purpose including pipes, conduits and all apparatus for use in connection therewith; and (except as hereinafter expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinabove described or referred to;

AND TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders, and (subject to the provisions of Section 13.01 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof;

Provided that all property of the kinds which by the terms of the Original Indenture are expressly excepted from the lien and operation thereof is expressly excepted herefrom with the same effect and to the same extent as in the Original Indenture provided with respect to such property so expressly excepted;

TO HAVE AND TO HOLD all such properties, real, personal, and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever;

Subject, however, as to all property embraced herein to all of the restrictions, exceptions and reservations of easements, rights of way or otherwise, contained in any and all deeds and/or other conveyances under or through which the Company acquired or shall acquire and/or claims or shall claim title thereto, and to the restrictions, exceptions, reservations and provisions in the Mortgage specifically set forth; and

Subject further, with respect to the premises, property, franchises and rights owned by the Company at the date of execution hereof, to excepted encumbrances as defined in Section 1.06 of the Original Indenture, and subject, with respect to property acquired after the date of execution of the Original Indenture or hereafter acquired, to all excepted encumbrances, all other defects and limitations of title and to all other encumbrances existing at the time of such acquisition, including any purchase money mortgage or lien upon such property created by the Company at the time of the acquisition of such property.

IN TRUST NEVERTHELESS, upon the terms and trusts in the Original Indenture and this Fortieth Supplemental Indenture set forth, for the benefit and security of those who shall hold the bonds and coupons issued and to be issued under the Mortgage, or any of them, in accordance with the terms of the Mortgage without preference, priority or distinction as to lien of any of said bonds and coupons over any other thereof by reason of priority in the time of the issue or negotiation thereof or for any other reason whatsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest in the Original Indenture set forth; it being intended that the lien and security of all of said bonds and coupons of all series issued or to be issued hereunder shall take effect from the execution and delivery of the Mortgage, and that the lien and security of the Mortgage shall take effect from the date of execution and delivery of the Original Indenture as though all of the said bonds of all series were actually authenticated and delivered and issued upon such date.

And the Company, for itself and its successors and assigns, does hereby covenant and agree to and with the Trustee and its successor or successors in such trust, for the benefit of those who shall hold the bonds of the 2030 Series and the bonds of the 2032 Series, or any of such bonds, as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Terms Defined by Reference. For all purposes of this Fortieth Supplemental Indenture, except as herein otherwise expressly provided or unless the context otherwise requires, the terms defined in Sections 1.2 to 1.46 hereof shall have the meanings specified in such Sections, and all other terms which are defined in the Original Indenture (including those defined by reference to the Trust Indenture Act of 1939, as amended, or the Securities Act of 1933, as amended) shall have the meanings assigned to them in the Original Indenture.

SECTION 1.2 Business Day. The term “Business Day” shall mean a day other than a (i) Saturday, (ii) Sunday, or (iii) day on which commercial banks are authorized or required by law, regulation or executive order to close in the City of New York, New York or in the City of St. Louis, State of Missouri. If a payment date is not a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day, and no interest shall accrue for the intervening period.

SECTION 1.3 Trustee. The term “the Trustee” shall mean the party of the second part hereto, Regions Bank, and, subject to the provisions of Article XVIII of the Original Indenture, shall also include its successors and assigns.

SECTION 1.4 Original Indenture. The term “Original Indenture” shall mean the indenture of mortgage and deed of trust dated as of February 1, 1945, hereinbefore referred to.

SECTION 1.5 First Supplemental Indenture. The term “First Supplemental Indenture” shall mean the supplemental indenture dated as of December 1, 1946, hereinbefore referred to.

SECTION 1.6 Second Supplemental Indenture. The term “Second Supplemental Indenture” shall mean the supplemental indenture dated as of March 15, 1948, hereinbefore referred to.

SECTION 1.7 Third Supplemental Indenture. The term “Third Supplemental Indenture” shall mean the supplemental indenture dated as of April 1, 1951, hereinbefore referred to.

SECTION 1.8 Fourth Supplemental Indenture. The term “Fourth Supplemental Indenture” shall mean the supplemental indenture dated as of December 1, 1954, hereinbefore referred to.

SECTION 1.9 Fifth Supplemental Indenture. The term “Fifth Supplemental Indenture” shall mean the supplemental indenture dated as of May 1, 1957, hereinbefore referred to.

SECTION 1.10 Sixth Supplemental Indenture. The term “Sixth Supplemental Indenture” shall mean the supplemental indenture dated as of July 1, 1960, hereinbefore referred to.

SECTION 1.11 Seventh Supplemental Indenture. The term “Seventh Supplemental Indenture” shall mean the supplemental indenture dated as of June 1, 1964, hereinbefore referred to.

SECTION 1.12 Eighth Supplemental Indenture. The term “Eighth Supplemental Indenture” shall mean the supplemental indenture dated as of April 15, 1966, hereinbefore referred to.

SECTION 1.13 Ninth Supplemental Indenture. The term “Ninth Supplemental Indenture” shall mean the supplemental indenture dated as of May 1, 1968, hereinbefore referred to.

SECTION 1.14 Tenth Supplemental Indenture. The term “Tenth Supplemental Indenture” shall mean the supplemental indenture dated as of May 15, 1970, hereinbefore referred to.

SECTION 1.15 Eleventh Supplemental Indenture. The term “Eleventh Supplemental Indenture” shall mean the supplemental indenture dated as of March 15, 1972, hereinbefore referred to.

SECTION 1.16 Twelfth Supplemental Indenture. The term “Twelfth Supplemental Indenture” shall mean the supplemental indenture dated as of March 15, 1974, hereinbefore referred to.

SECTION 1.17 Thirteenth Supplemental Indenture. The term “Thirteenth Supplemental Indenture” shall mean the supplemental indenture dated as of June 1, 1975, hereinbefore referred to.

SECTION 1.18 Fourteenth Supplemental Indenture. The term “Fourteenth Supplemental Indenture” shall mean the supplemental indenture dated as of October 26, 1976, hereinbefore referred to.

SECTION 1.19 Fifteenth Supplemental Indenture. The term “Fifteenth Supplemental Indenture” shall mean the supplemental indenture dated as of July 15, 1979, hereinbefore referred to.

SECTION 1.20 Sixteenth Supplemental Indenture. The term “Sixteenth Supplemental Indenture” shall mean the supplemental indenture dated as of May 1, 1986, hereinbefore referred to.

SECTION 1.21 Seventeenth Supplemental Indenture. The term “Seventeenth Supplemental Indenture” shall mean the supplemental indenture dated as of May 15, 1988, hereinbefore referred to.

SECTION 1.22 Eighteenth Supplemental Indenture. The term “Eighteenth Supplemental Indenture” shall mean the supplemental indenture dated as of November 15, 1989, hereinbefore referred to.

SECTION 1.23 Nineteenth Supplemental Indenture. The term “Nineteenth Supplemental Indenture” shall mean the supplemental indenture dated as of May 15, 1991, hereinbefore referred to.

SECTION 1.24 Twentieth Supplemental Indenture. The term “Twentieth Supplemental Indenture” shall mean the supplemental indenture dated as of November 1, 1992, hereinbefore referred to.

SECTION 1.25 Twenty-First Supplemental Indenture. The term “Twenty-First Supplemental Indenture” shall mean the supplemental indenture dated as of May 1, 1993, hereinbefore referred to.

SECTION 1.26 Twenty-Second Supplemental Indenture. The term “Twenty-Second Supplemental Indenture” shall mean the supplemental indenture dated as of November 15, 1995, hereinbefore referred to.

SECTION 1.27 Twenty-Third Supplemental Indenture. The term “Twenty-Third Supplemental Indenture” shall mean the supplemental indenture dated as of October 15, 1997, hereinbefore referred to.

SECTION 1.28 Twenty-Fourth Supplemental Indenture. The term “Twenty-Fourth Supplemental Indenture” shall mean the supplemental indenture dated as of June 1, 1999 hereinbefore referred to.

SECTION 1.29 Twenty-Fifth Supplemental Indenture. The term “Twenty-Fifth Supplemental Indenture” shall mean the supplemental indenture dated as of September 15, 2000 hereinbefore referred to.

SECTION 1.30 Twenty-Sixth Supplemental Indenture. The term “Twenty-Sixth Supplemental Indenture” shall mean the supplemental indenture dated as of June 15, 2001 hereinbefore referred to.

SECTION 1.31 Twenty-Seventh Supplemental Indenture. The term “Twenty-Seventh Supplemental Indenture” shall mean the supplemental indenture dated as of April 15, 2004 hereinbefore referred to.

SECTION 1.32 Twenty-Eighth Supplemental Indenture. The term “Twenty-Eighth Supplemental Indenture” shall mean the supplemental indenture dated as of April 15, 2004 hereinbefore referred to.

SECTION 1.33 Twenty-Ninth Supplemental Indenture. The term “Twenty-Ninth Supplemental Indenture” shall mean the supplemental indenture dated as of June 1, 2006 hereinbefore referred to.

SECTION 1.34 Thirtieth Supplemental Indenture. The term “Thirtieth Supplemental Indenture” shall mean the supplemental indenture dated as of September 15, 2008 hereinbefore referred to.

SECTION 1.35 Thirty-First Supplemental Indenture. The term “Thirty-First Supplemental Indenture” shall mean the supplemental indenture dated as of March 15, 2013 hereinbefore referred to.

SECTION 1.36 Thirty-Second Supplemental Indenture. The term “Thirty-Second Supplemental Indenture” shall mean the supplemental indenture dated as of August 13, 2013 hereinbefore referred to.

SECTION 1.37 Thirty-Third Supplemental Indenture. The term “Thirty-Third Supplemental Indenture” shall mean the supplemental indenture dated as of September 15, 2017 hereinbefore referred to.

SECTION 1.38 Thirty-Fourth Supplemental Indenture. The term “Thirty-Fourth Supplemental Indenture” shall mean the supplemental indenture dated as of November 12, 2019 hereinbefore referred to.

SECTION 1.39 Thirty-Fifth Supplemental Indenture. The term “Thirty-Fifth Supplemental Indenture” shall mean the supplemental indenture dated as of May 20, 2021 hereinbefore referred to.

SECTION 1.40 Thirty-Sixth Supplemental Indenture. The term “Thirty-Sixth Supplemental Indenture” shall mean the supplemental indenture dated as of December 7, 2021 hereinbefore referred to.

SECTION 1.41 Thirty-Seventh Supplemental Indenture. The term “Thirty-Seventh Supplemental Indenture” shall mean the supplemental indenture dated as of May 2, 2022 hereinbefore referred to.

SECTION 1.42 Thirty-Eighth Supplemental Indenture. The term “Thirty-Eighth Supplemental Indenture” shall mean the supplemental indenture dated as of February 13, 2023 hereinbefore referred to.

SECTION 1.43 Thirty-Ninth Supplemental Indenture. The term “Thirty-Ninth Supplemental Indenture” shall mean the supplemental indenture dated as of August 13, 2024 hereinbefore referred to.

SECTION 1.44 Mortgage. The term “Mortgage” shall mean the Original Indenture as supplemented by the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth, Twenty-First, Twenty-Second, Twenty-Third, Twenty-Fourth, Twenty-Fifth, Twenty-Sixth, Twenty-Seventh, Twenty-Eighth, Twenty-Ninth, Thirtieth, Thirty-First, Thirty-Second, Thirty-Third, Thirty-Fourth, Thirty-Fifth, Thirty-Sixth, Thirty-Seventh, Thirty-Eighth, and Thirty-Ninth Supplemental Indentures and hereby, or as the same may from time to time hereafter be supplemented, modified, altered or amended by any supplemental indenture entered into pursuant to the provisions of the Original Indenture.

SECTION 1.45 Hereof, Hereunder, etc. The term “hereof,” “hereunder,” “hereto,” “hereby,” “hereinbefore,” and the like, refer to this Fortieth Supplemental Indenture.

SECTION 1.46 2030 Series and 2032 Series. The terms “2030 Series” and “2032 Series” shall mean the series of First Mortgage Bonds created by this Fortieth Supplemental Indenture as in, respectively, Section 2.1 and Section 4.1 hereof provided.

ARTICLE II

CREATION, DESCRIPTION, REGISTRATION, TRANSFER AND

EXCHANGE OF THE 2030 SERIES OF BONDS

SECTION 2.1 Creation and principal amount of the 2030 Series. The Company hereby creates a new series of bonds that may be authenticated and delivered, either before or after the filing or recording hereof, under any applicable provisions of the Original Indenture, and may be issued under the Mortgage, and each of which series shall be designated by the title “First Mortgage Bonds, 4.88% Series due September 15, 2030”. The bonds of the 2030 Series shall initially be executed by the Company and authenticated in the aggregate principal amount of Ninety Million Dollars ($90,000,000), except bonds of such series authenticated and delivered pursuant to Section 2.4 or 2.6 hereof or Section 2.09 or Section 12.04 of the Original Indenture.

SECTION 2.2 Date of Bonds of the 2030 Series. All bonds of the 2030 Series shall be dated as provided in Section 2.03 of the Original Indenture.

SECTION 2.3 Denominations, etc. The bonds of the 2030 Series shall be issuable only as fully registered bonds without coupons, in the denomination of $2,000 and integral multiples of $1,000 in excess thereof, and such bonds, and the Trustee’s certificate of authentication, shall, respectively, be substantially of the tenor and purport in this Fortieth Supplemental Indenture above recited, and they may have such letters, numbers or other marks of identification, and such legends or endorsements, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the Mortgage, including any legend or legends permitted pursuant to Section 2.04 of the Original Indenture.

SECTION 2.4 Exchange of Bonds of the 2030 Series. At the option of the registered owner, any bonds of the 2030 Series, upon surrender thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri, together with a written instrument of transfer in form approved by the Company duly executed by the registered owner or his duly authorized attorney, shall, subject to the provisions of Section 2.05 of the Original Indenture, be exchangeable for a like aggregate amount of fully registered bonds of the same series of other authorized denominations.

SECTION 2.5 Registration of Bonds of the 2030 Series. The bonds of the 2030 Series are transferable as prescribed in the Mortgage by the registered owner thereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri, upon surrender and cancellation of such bonds and upon presentation of a written instrument of transfer, duly executed, with signature guaranteed by a signature guarantor that is a participant in a nationally recognized signature guaranty program, and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and thereupon, new fully registered bonds of the same series for a like principal amount will be issued to the transferee in exchange therefor as provided in the Mortgage.

SECTION 2.6 Temporary Bonds of the 2030 Series. Until bonds of the 2030 Series in definitive form are ready for delivery, there may be authenticated and delivered and issued, in lieu of any definitive bond or bonds of said series, temporary bonds of said series as provided in Section 2.08 of the Original Indenture. Such temporary bonds shall be substantially in the form of the definitive bonds of the 2030 Series, but with such omissions, insertions and variations as may be appropriate for temporary bonds, and may contain such reference to any provisions of the Mortgage as may be appropriate, all as determined by the Board of Directors.

SECTION 2.7 Payment of Defaulted Interest. The person in whose name any bond of the 2030 Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond upon any transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond is registered on the date of payment of such defaulted interest. The record date shall be March 1 or September 1, as the case may be, next preceding such interest payment date (whether or not a Business Day). Notwithstanding the foregoing, so long as the holder of the bonds of the 2030 Series is The Depository Trust Company or a nominee thereof, such record date shall be the close of business on the Business Day next preceding such interest payment date.

SECTION 2.8 Transfers or Exchanges of Bonds of the 2030 Series Called for Redemption. Anything in this Fortieth Supplemental Indenture to the contrary notwithstanding, the Company shall not be required to make transfers or exchanges of bonds of the 2030 Series for a period of fifteen (15) days next preceding any selection of bonds of the 2030 Series to be redeemed, and the Company shall not be required to make transfers or exchanges of the principal amount of any of such bonds called or selected for redemption except in the case of any bond of the 2030 Series to be redeemed in part, the portion thereof not to be so redeemed.

SECTION 2.9 Restrictive Legend. Bonds of the 2030 Series offered and sold to “accredited investors” (within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended) shall be issued substantially in the form of such bonds set forth in the Recitals to this Fortieth Supplemental Indenture, containing the first legend set forth thereon (for purposes of this Section 2.9, the “Restrictive Legend”) and the other legends required thereby and numbered from 1 upward with the prefix “R”, duly executed by the Company and authenticated by the Trustee as herein provided.

The Company shall issue a bond of the 2030 Series that does not bear the Restrictive Legend in replacement of a bond of the applicable series bearing the Restrictive Legend at the request of any holder following such request if (i) the holder shall have obtained an opinion of counsel addressed to the Company and the Trustee and reasonably acceptable to the Company in form and substance reasonably satisfactory to the Company to the effect that such bond may lawfully be disposed of without registration, qualification or legend pursuant to Rule 144 under the Securities Act of 1933, as amended, or (ii) the holder sells such bond pursuant to Rule 144 under the Securities Act of 1933, as amended, or an effective registration statement.

ARTICLE III

REDEMPTION OF BONDS OF THE 2030 SERIES

SECTION 3.1 Circumstances in Which Redeemable. Bonds of the 2030 Series shall be redeemable, in whole or in part, at 100% of the principal amount thereof, together with accrued interest thereon to the date fixed for redemption at any time before maturity pursuant to the provisions of paragraph (B) of Section 13.06 of the Original Indenture.

SECTION 3.2 Additional Circumstances in Which Redeemable. Bonds of the 2030 Series shall also be redeemable, at the option of the Company, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount to be redeemed plus the Make-Whole Amount (as defined below) determined for the redemption date with respect to such principal amount, plus accrued interest thereon to the date fixed for redemption without premium. Any redemption in part under this Section 3.2 shall be made pro rata to the holders of all bonds of the 2030 Series at the time outstanding upon the same terms and conditions. The Trustee shall have no duty to calculate or verify the redemption price.

For purposes of this Section 3.2:

“Make-Whole Amount” means, with respect to any bond of the 2030 Series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such bond over the amount of such Called Principal, provided that on and after the Par Call Date, the Make-Whole Amount on such Bond shall equal zero; provided further that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Business Day” shall have the meaning set forth in the form of bond of the 2030 Series.

“Called Principal” means, with respect to any bond of the 2030 Series, the principal of such bond that is to be redeemed or has become or is declared to be immediately due and payable pursuant to the Mortgage, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any bond of the 2030 Series, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the bonds is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any bond of the 2030 Series, .50% over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable bond.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any bond of the 2030 Series, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the bonds of the 2030 Series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to this section.

“Par Call Date” means, with respect to the bonds of the 2030 Series, September 15, 2030.

“Settlement Date” means, with respect to the Called Principal of any bond of the 2030 Series, the date on which such Called Principal is to be redeemed pursuant to this section.

SECTION 3.3 Purchase of Bonds of the 2030 Series. The Company will not and will not permit any affiliate to purchase, redeem or otherwise acquire, directly or indirectly, any of the outstanding bonds of the 2030 Series except (a) upon the redemption of such bonds in accordance with the terms of Section 3.2 hereof and such bonds or (b) pursuant to an offer to purchase made by the Company or an affiliate pro rata to the holders of all bonds of the 2030 Series at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. If the holders of more than 25% of the principal amount of the bonds of the 2030 Series then outstanding accept such offer, the Company shall promptly notify the remaining holders (with a copy to the Trustee) of such fact and the expiration date for the acceptance by holders of bonds of the 2030 Series of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer. The Company will promptly instruct the Trustee to cancel all bonds of the 2030 Series acquired by it or any affiliate pursuant to any payment, redemption or purchase of bonds pursuant to this Article III and no bonds may be issued in substitution or exchange for any such bonds.

SECTION 3.4 Notice of Intention to Redeem. Article XII of the Original Indenture is and shall be applicable to any redemption of bonds of the 2030 Series. The notice of intention to redeem provided for in Section 12.02 of the Original Indenture need not be published with respect to bonds of the 2030 Series but shall be given by mailing a copy thereof to each registered owner thereof, directed to his registered address, not less than thirty (30) nor more than sixty (60) days prior to the date fixed for redemption. The Company shall notify the Trustee at least sixty (60) days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of bonds of the 2030 Series to be redeemed and the redemption date.

SECTION 3.5 No Other Redemptions. Except as set forth in Section 3.1 and Section 3.2 hereof, the bonds of the 2030 Series are not redeemable prior to September 15, 2030.

ARTICLE IV

CREATION, DESCRIPTION, REGISTRATION, TRANSFER AND

EXCHANGE OF THE 2032 SERIES OF BONDS

SECTION 4.1 Creation and principal amount of the 2032 Series. The Company hereby creates a new series of bonds that may be authenticated and delivered, either before or after the filing or recording hereof, under any applicable provisions of the Original Indenture, and may be issued under the Mortgage, and each of which series shall be designated by the title “First Mortgage Bonds, 5.12% Series due September 15, 2032”. The bonds of the 2032 Series shall initially be executed by the Company and authenticated in the aggregate principal amount of Sixty Million Dollars ($60,000,000), except bonds of such series authenticated and delivered pursuant to Section 4.4 or 4.6 hereof or Section 2.09 or Section 12.04 of the Original Indenture.

SECTION 4.2 Date of Bonds of the 2032 Series. All bonds of the 2032 Series shall be dated as provided in Section 2.03 of the Original Indenture.

SECTION 4.3 Denominations, etc. The bonds of the 2032 Series shall be issuable only as fully registered bonds without coupons, in the denomination of $2,000 and integral multiples of $1,000 in excess thereof, and such bonds, and the Trustee’s certificate of authentication, shall, respectively, be substantially of the tenor and purport in this Fortieth Supplemental Indenture above recited, and they may have such letters, numbers or other marks of identification, and such legends or endorsements, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the Mortgage, including any legend or legends permitted pursuant to Section 2.04 of the Original Indenture.

SECTION 4.4 Exchange of Bonds of the 2032 Series. At the option of the registered owner, any bonds of the 2032 Series, upon surrender thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri, together with a written instrument of transfer in form approved by the Company duly executed by the registered owner or his duly authorized attorney, shall, subject to the provisions of Section 2.05 of the Original Indenture, be exchangeable for a like aggregate amount of fully registered bonds of the same series of other authorized denominations.

SECTION 4.5 Registration of Bonds of the 2032 Series. The bonds of the 2032 Series are transferable as prescribed in the Mortgage by the registered owner thereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or in the City of St. Louis, State of Missouri, upon surrender and cancellation of such bonds and upon presentation of a written instrument of transfer, duly executed, with signature guaranteed by a signature guarantor that is a participant in a nationally recognized signature guaranty program, and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and thereupon, new fully registered bonds of the same series for a like principal amount will be issued to the transferee in exchange therefor as provided in the Mortgage.

SECTION 4.6 Temporary Bonds of the 2032 Series. Until bonds of the 2032 Series in definitive form are ready for delivery, there may be authenticated and delivered and issued, in lieu of any definitive bond or bonds of said series, temporary bonds of said series as provided in Section 2.08 of the Original Indenture. Such temporary bonds shall be substantially in the form of the definitive bonds of the 2032 Series, but with such omissions, insertions and variations as may be appropriate for temporary bonds, and may contain such reference to any provisions of the Mortgage as may be appropriate, all as determined by the Board of Directors.

SECTION 4.7 Payment of Defaulted Interest. The person in whose name any bond of the 2032 Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond upon any transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond is registered on the date of payment of such defaulted interest. The record date shall be March 1 or September 1, as the case may be, next preceding such interest payment date (whether or not a Business Day). Notwithstanding the foregoing, so long as the holder of the bonds of the 2032 Series is The Depository Trust Company or a nominee thereof, such record date shall be the close of business on the Business Day next preceding such interest payment date.

SECTION 4.8 Transfers or Exchanges of Bonds of the 2032 Series Called for Redemption. Anything in this Fortieth Supplemental Indenture to the contrary notwithstanding, the Company shall not be required to make transfers or exchanges of bonds of the 2032 Series for a period of fifteen (15) days next preceding any selection of bonds of the 2032 Series to be redeemed, and the Company shall not be required to make transfers or exchanges of the principal amount of any of such bonds called or selected for redemption except in the case of any bond of the 2032 Series to be redeemed in part, the portion thereof not to be so redeemed.

SECTION 4.9 Restrictive Legend. Bonds of the 2032 Series offered and sold to “accredited investors” (within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended) shall be issued substantially in the form of such bonds set forth in the Recitals to this Fortieth Supplemental Indenture, containing the first legend set forth thereon (for purposes of this Section 4.9, the “Restrictive Legend”) and the other legends required thereby and numbered from 1 upward with the prefix “R”, duly executed by the Company and authenticated by the Trustee as herein provided.

The Company shall issue a bond of the 2032 Series that does not bear the Restrictive Legend in replacement of a bond of the applicable series bearing the Restrictive Legend at the request of any holder following such request if (i) the holder shall have obtained an opinion of counsel addressed to the Company and the Trustee and reasonably acceptable to the Company in form and substance reasonably satisfactory to the Company to the effect that such bond may lawfully be disposed of without registration, qualification or legend pursuant to Rule 144 under the Securities Act of 1933, as amended, or (ii) the holder sells such bond pursuant to Rule 144 under the Securities Act of 1933, as amended, or an effective registration statement.

ARTICLE V

REDEMPTION OF BONDS OF THE 2032 SERIES

SECTION 5.1 Circumstances in Which Redeemable. Bonds of the 2032 Series shall be redeemable, in whole or in part, at 100% of the principal amount thereof, together with accrued interest thereon to the date fixed for redemption at any time before maturity pursuant to the provisions of paragraph (B) of Section 13.06 of the Original Indenture.

SECTION 5.2 Additional Circumstances in Which Redeemable. Bonds of the 2032 Series shall also be redeemable, at the option of the Company, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount to be redeemed plus the Make-Whole Amount (as defined below) determined for the redemption date with respect to such principal amount, plus accrued interest thereon to the date fixed for redemption without premium. Any redemption in part under this Section 5.2 shall be made pro rata to the holders of all bonds of the 2032 Series at the time outstanding upon the same terms and conditions. The Trustee shall have no duty to calculate or verify the redemption price.

For purposes of this Section 5.2:

“Make-Whole Amount” means, with respect to any Bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such bond over the amount of such Called Principal, provided that on and after the Par Call Date, the Make-Whole Amount on such bond of the 2032 Series shall equal zero; provided further that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Business Day” shall have the meaning set forth in the form of bond of the 2032 Series.

“Called Principal” means, with respect to any bond of the 2032 Series, the principal of such bond that is to be redeemed or has become or is declared to be immediately due and payable pursuant to the Mortgage, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any bond of the 2032 Series, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the bonds is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any bond of the 2032 Series, .50% over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable bond.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any bond of the 2032 Series, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the bonds of the 2032 Series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to this section.

“Par Call Date” means, with respect to the bonds of the 2032 Series, September 15, 2032.

“Settlement Date” means, with respect to the Called Principal of any bond of the 2032 Series, the date on which such Called Principal is to be redeemed pursuant to this section.

SECTION 5.3 Purchase of Bonds of the 2032 Series. The Company will not and will not permit any affiliate to purchase, redeem or otherwise acquire, directly or indirectly, any of the outstanding bonds of the 2032 Series except (a) upon the redemption of such bonds in accordance with the terms of Section 5.2 hereof and such bonds or (b) pursuant to an offer to purchase made by the Company or an affiliate pro rata to the holders of all bonds of the 2032 Series at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. If the holders of more than 25% of the principal amount of the bonds of the 2032 Series then outstanding accept such offer, the Company shall promptly notify the remaining holders (with a copy to the Trustee) of such fact and the expiration date for the acceptance by holders of bonds of the 2032 Series of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer. The Company will promptly instruct the Trustee to cancel all bonds of the 2032 Series acquired by it or any affiliate pursuant to any payment, redemption or purchase of bonds pursuant to this Article III and no bonds may be issued in substitution or exchange for any such bonds.

SECTION 5.4 Notice of Intention to Redeem. Article XII of the Original Indenture is and shall be applicable to any redemption of bonds of the 2032 Series. The notice of intention to redeem provided for in Section 12.02 of the Original Indenture need not be published with respect to bonds of the 2032 Series but shall be given by mailing a copy thereof to each registered owner thereof, directed to his registered address, not less than thirty (30) nor more than sixty (60) days prior to the date fixed for redemption. The Company shall notify the Trustee at least sixty (60) days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of bonds of the 2032 Series to be redeemed and the redemption date.

SECTION 5.5 No Other Redemptions. Except as set forth in Section 5.1 and Section 5.2 hereof, the bonds of the 2032 Series are not redeemable prior to September 15, 2032.

ARTICLE VI

PARTICULAR COVENANTS OF THE COMPANY

SECTION 6.1 Restrictions as to Dividends. So long as any of the bonds of the 2030 Series or any bonds of the 2032 Series are outstanding, the Company will not (a) declare any dividends (other than dividends in common stock) on any common stock, or order the making of any distribution on any shares of common stock or to owners of common stock or (b) purchase, redeem or otherwise acquire or retire for value any shares of common stock, if the aggregate net amount of such declarations, distributions so ordered, purchases, redemptions, acquisitions and retirements after September 30, 1953, would exceed the sum of (y) the Net Income Available for Common Stock for the period beginning October 1, 1953, and ending with the last day of the calendar quarter immediately preceding the calendar quarter in which such dividend is declared, distribution ordered, or purchase, redemption, acquisition or retirement made, plus (z) Eight Million Dollars ($8,000,000).

The aggregate net amount of the declarations, distributions ordered, purchases, redemptions, acquisitions and retirements referred to in the first paragraph of this Section 6.1 shall be determined by deducting from the aggregate amount thereof the total amount of cash payments received by the Company after September 30, 1953, for any shares of common stock sold by the Company after September 30, 1953.

Net Income Available for Common Stock, for the purpose of this Section 6.1, for any period, means (1) the net income of the Company for such period computed according to the applicable system of accounts prescribed by the Public Service Commission of Missouri and any applicable orders of said Commission and (to the extent not prescribed by such system of accounts or orders) according to generally accepted accounting principles, less (2) an amount equal to the dividends accrued (whether or not declared or paid) during such period on any and all classes of stock having preference over the common stock as to assets or dividends.

For the purposes of the last preceding paragraph of this Section 6.1, the term “Public Service Commission of Missouri” shall also apply, and be deemed to refer, to any regulatory body which may (A) succeed said Commission with respect to jurisdiction over the accounting of the Company, or (B) supersede said Commission with respect to such jurisdiction, or (C) have such jurisdiction over phases of the Company’s business or parts of its property over which said Commission shall not have jurisdiction.

SECTION 6.2 Earnings Requirements for Additional Bonds. So long as any bonds of the 2030 Series or bonds of the 2032 Series are outstanding, the Company shall not be entitled to have authenticated and delivered any bonds pursuant to Article VI, Article VII or Article VIII of the Original Indenture, except bonds which may be authenticated and delivered under Article VII of the Original Indenture, without the receipt by the Trustee of a net earnings certificate showing the net earnings to be as required by Section 6.05 of the Original Indenture, unless (in addition to all other requirements for the authentication and delivery of such bonds):

(a) net earnings of the Company after provision for depreciation, depletion and amortization of property, for any 12 consecutive calendar months within the 15 calendar months immediately preceding the date on which such additional bonds are to be issued, shall have been not less than 2 1/4 times the amount of the total annual interest charges upon the funded debt of the Company to be outstanding immediately after the issue of such additional bonds; and

(b) the Trustee shall have received a certificate made, signed and verified by the same persons (including an independent public accountant where required) as would be required if such certificate were a net earnings certificate under the Original Indenture, showing the net earnings of the Company to be as required by the foregoing clause (a) of this Section 6.2. Such certificate shall show the net earnings and total annual interest charges referred to in said clause (a).

For the purposes of this Section 6.2, “funded debt” shall mean all indebtedness created or assumed by the Company maturing one year or more after the date of the creation or assumption thereof.

For the purposes of this Section 6.2, net earnings of the Company after provision for depreciation, depletion and amortization of property shall mean the total operating revenue and other income (net) of the Company less operating expenses (including provision for depreciation, depletion and amortization of property) and less taxes (excluding income and excess profits taxes or other taxes which are imposed on or measured by income). In the determination of net earnings of the Company the following additional requirements shall be applicable:

(i) No profits or losses from the sale or abandonment of capital assets or change in value of securities or other investments shall be taken into account in making such computations;

(ii) In case the Company shall have sold any property for a consideration in excess of $5,000,000, within or after the particular period for which the calculation is made, then, in computing the net earnings of the Company so available, the net earnings or net losses of such property for the whole of such period shall be excluded to the extent practicable on the basis of actual earnings and expenses of such property or on the basis of such estimates of the earnings and expenses of such property as the signers of a Treasurer’s certificate filed with the Trustee shall deem proper;

(iii) In case the Company shall, within or after the particular period for which the calculation is made, have acquired (by purchase, merger, consolidation or otherwise) any property which within six months prior to the date of acquisition thereof by the Company has been used or operated by a person or persons other than the Company in a business similar to that in which it has been or is to be used or operated by the Company, then in computing the net earnings of the Company so available for such purposes there shall be included, to the extent that they may not have been otherwise included, the net earnings or net losses of the property so acquired for the whole of such period to the extent practicable on the basis of actual earnings and expenses of such property or on the basis of such estimates of the earnings and expenses of such property as the signers of a Treasurer’s certificate filed with the Trustee shall deem proper. The net earnings or net losses of such property for the period preceding such acquisition shall in such case be ascertained and computed as provided in this clause (iii) as if such acquired property had been owned by the Company during the whole of such period; and

(iv) The “net earnings of property” referred to in clauses (ii) and (iii) of this Section 6.2 shall mean the net earnings of such property computed in the manner provided in this definition for the computation of net earnings of the Company available for the pertinent purposes.

All accounting determinations required by this Section 6.2 shall (except to the extent, if any, to which the preceding provisions of this Section 6.2 may conflict with this provision) be made according to the applicable system of accounts prescribed by the Public Service Commission of Missouri and any applicable orders of said Commission and (to the extent not prescribed by such system of accounts or orders) according to generally accepted accounting principles.

For the purposes of this Section 6.2, the term “Public Service Commission of Missouri” shall be applicable as provided in Section 6.1 of this Article VI.

SECTION 6.3 Postponement of Interest. (a) So long as any bonds of the 2030 Series are outstanding, in order that any interest payment on the bonds of any of the 2030 Series may be postponed pursuant to clause (2) of Section 20.07 of the Original Indenture, there shall be required, in addition to all other prerequisites to such postponement provided in the Original Indenture, the consent of the owners of not less than seventy-five percent (75%) in principal amount of bonds of the 2030 Series at the time outstanding, such consent to be given at the same time as and in the same manner as the consent of the owners of other bonds required by said clause (2) of Section 20.07 of the Original Indenture.

(b) So long as any bonds of the 2032 Series are outstanding, in order that any interest payment on the bonds of the 2032 Series may be postponed pursuant to clause (2) of Section 20.07 of the Original Indenture, there shall be required, in addition to all other prerequisites to such postponement provided in the Original Indenture, the consent of the owners of not less than seventy-five percent (75%) in principal amount of bonds of the 2032 Series at the time outstanding, such consent to be given at the same time as and in the same manner as the consent of the owners of other bonds required by said clause (2) of Section 20.07 of the Original Indenture.

SECTION 6.4 Information as to Company. So long as any bonds of the 2030 Series or bonds of the 2032 Series are outstanding, the Company shall comply with the information delivery requirements of Section 7.1 of the Bond Purchase Agreement (as defined in the forms of such bonds set forth in the Recitals to this Fortieth Supplemental Indenture).

ARTICLE VII

COMPANY’S RESERVATION OF RIGHTS

SECTION 7.1 Company’s Reservation of Rights. The Company reserves the right, without any consent, vote or other action by holders of bonds of the 2030 Series or the 2032 Series, or of any other subsequent series, to amend the Mortgage, as heretofore amended and supplemented, as follows:

If the Trust Indenture Act of 1939, as in effect at any time and from time to time,

(i) shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to the Trust Indenture Act as then in effect, and the Company and the Trustee may, without the consent of any holders of bonds, enter into an indenture supplemental hereto to evidence such amendment hereof; or

(ii) shall permit one or more changes to, or the elimination of, any provisions hereof which shall theretofore have been required by the Trust Indenture Act of 1939 to be contained herein or are contained herein to reflect any provisions of the Trust Indenture Act of 1939, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any holders of bonds, enter into an indenture supplemental hereto to evidence such amendment hereof.

SECTION 7.2 Prior Amendment. Without limiting any provision of the Mortgage, including the effectiveness of any prior amendment thereto, the holders of the bonds of the 2030 Series and the bonds of the 2032 Series acknowledge and recognize the amendments to the Mortgage described in Article I of the Thirty-Seventh Supplemental Indenture and Article V of the Thirty-Ninth Supplemental Indenture.

ARTICLE VIII

MISCELLANEOUS

SECTION 8.1 Provisions Required by Trust Indenture Act of 1939 to Control. If and to the extent that any provision hereof, or any other provision of the Mortgage, limits, qualifies, or conflicts with another provision included in the Mortgage which is required to be included in the Mortgage by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, through operation of Section 318(c) thereof, such required provisions shall control.

SECTION 8.2 Acceptance of Trust. The Trustee hereby accepts the trust hereby declared and provided and agrees to perform the same upon the terms and conditions in the Original Indenture and in this Fortieth Supplemental Indenture set forth. The Trustee makes no representations as to the validity, execution or sufficiency of this Fortieth Supplemental Indenture other than as to the validity of its execution and delivery by the Trustee. The Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as a statement of the Company.

SECTION 8.3 This Indenture Part of Original Indenture. This Fortieth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and shall form a part thereof. The Mortgage, as modified and amended by this Fortieth Supplemental Indenture, is hereby ratified and confirmed in all respects.

SECTION 8.4 Execution in Any Number of Counterparts. This Fortieth Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts shall together constitute but one and the same instrument.

SECTION 8.5 Date of Execution. Although this Fortieth Supplemental Indenture is dated, for convenience and for purposes of reference, as of May 1, 2025, the actual dates of execution by the Company and by the Trustee are as indicated by their respective acknowledgements hereto annexed.

SECTION 8.6 WAIVER OF JURY TRIAL. EACH OF THE TRUSTEE AND THE COMPANY HEREBY WAIVES THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS FORTIETH SUPPLEMENTAL INDENTURE.

[signature page(s) to follow]

IN WITNESS WHEREOF, Spire Missouri Inc., party of the first part, has caused its corporate name to be hereunto affixed and this instrument to be signed and sealed by its President, Chief Financial Officer, a Vice President, or Treasurer and its corporate seal to be attested by its Secretary or an Assistant Secretary, for and in its behalf; and the Trustee, party of the second part, in token of its acceptance of the trust hereby created, has caused its name to be hereunto affixed and this instrument to be signed and sealed by a Vice President or an Assistant Vice President, and its seal to be attested by its Secretary or an Assistant Secretary.

SPIRE MISSOURI INC.

	By	/s/ Stephen M. Mills
Stephen M. Mills, President

ATTEST:

/s/ Courtney M. Vomund
Courtney M. Vomund, Corporate Secretary

(SEAL)

REGIONS BANK
Trustee

	By	/s/ Kerry A. McFarland

ATTEST:

/s/ Daniel G. Dwyer

(SEAL)

State of Missouri	)
	)	ss.
City of St. Louis	)

On this 1st day of May, 2025 before me appeared Stephen M. Mills, to me personally known, who, being by me duly sworn did say that he is the President of Spire Missouri Inc., the corporation described in and which executed the foregoing instrument, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors, and said Stephen M. Mills acknowledged said instrument to be the free act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in my office in the City of St. Louis, Missouri, the day and year last above written.

My commission expires 12.12.2027.

/s/ Lisa M. Reed

Notary Public

State of Missouri

(SEAL)

State of Missouri	)
	)	ss.
City of St. Louis	)

On this 17th day of April, 2025 before me appeared Kerry A. McFarland to me personally known, who, being by me duly sworn did say that (s)he is a Vice President of Regions Bank, the banking corporation described in and which executed the foregoing instrument, and that the seal affixed to the foregoing instrument is the seal of said association and that said instrument was signed and sealed in behalf of said association by authority of its board of directors, and said Daniel G. Dwyer acknowledged said instrument to be the free act and deed of said association.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in my office in the City of St. Louis, Missouri, the day and year last above written.

My commission expires 4/19/25.

/s/ Sara Saettele

Notary Public

State of Missouri

(SEAL)